SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: USAA MUTUAL FUNDS TRUST (the Registrant)

500 Index Fund	Extended Market Index Fund
Nasdaq-100 Index Fund	Global Managed Volatility Fund
Ultra Short-Term Bond Fund	Target Retirement Income Fund
Target Retirement 2020 Fund	Target Retirement 2030 Fund
Target Retirement 2040 Fund	Target Retirement 2050 Fund
Target Retirement 2060 Fund

In connection with the Registrant's Form N-CSR/S (Reports) for the funds listed above for the period ended June 30, 2019, as filed with Securities and Exchange Commission, the undersigned hereby certifies, that, to the best of my knowledge:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/22/19	/s/ Christopher K. Dyer
________________	___________________________________
Christopher K. Dyer
President and Principal Executive Officer

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: USAA MUTUAL FUNDS TRUST (the Registrant)

500 Index Fund	Extended Market Index Fund
Nasdaq-100 Index Fund	Global Managed Volatility Fund
Ultra Short-Term Bond Fund	Target Retirement Income Fund
Target Retirement 2020 Fund	Target Retirement 2030 Fund
Target Retirement 2040 Fund	Target Retirement 2050 Fund
Target Retirement 2060 Fund

In connection with the Registrant's Form N-CSR/S (Reports) for the funds listed above for the period ended June 30, 2019, as filed with the Securities and Exchange Commission, the undersigned hereby certifies, that, to the best of my knowledge:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/22/19	/s/ James K. De Vries
________________	__________________________________
James K. De Vries
Treasurer and Principal Financial Officer